UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2012

______________

ECOSPHERE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

______________

Delaware	000-25663	20-3502861
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3515 S.E Lionel Terrace, Stuart, FL 34997
(Address of Principal Executive Office) (Zip Code)

(772) 287-4846
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2012, Joe Allbaugh resigned as a director of Ecosphere Technologies, Inc.  In his letter of resignation, Mr. Allbaugh said, “I appreciate the opportunity to serve this company [and its] shareholders…My very best wishes for continued success with an incredible technology that I strongly support.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECOSPHERE TECHNOLOGIES, INC.

By:	/s/ Charles Vinick
Charles Vinick Chief Executive Officer

Date:  February 9, 2012